SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Convertible and Income Securities Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 9, 2016

To the Stockholders of

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 9, 2016, at 9:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Directors of the Fund, three (3) Directors to be elected by the holders of the Fund’s common stock and holders of its 6.00% Series B Cumulative Preferred Stock (“Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 14, 2016, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

ANDREA R. MANGO

Secretary

March 29, 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

May 9, 2016

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, May 9, 2016, at 9:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about March 29, 2016.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2015, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 120 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The

1

Fund may postpone or cancel a meeting of shareholders, and if it does, the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 120 days after the initial record date.

The close of business on March 14, 2016, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the “Common Stock”), and 6.00% Series B Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 14,079,500 shares of Common Stock, and 965,548 shares of Preferred Stock, outstanding.

Set forth below is information as to those stockholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class

Mario J. Gabelli and affiliates	Common	1,506,975 (beneficial)*	10.7%
One Corporate Center
Rye, NY 10580-1422

*	Comprised of 426,427 shares of Common Stock owned directly by Mr. Gabelli, 10,000 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,070,548 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

Election of	Common and Preferred Stockholders,	Common and Preferred Stockholders,
Directors	voting together as a single class,	voting together as a single class,
	vote to elect three Directors:	vote to elect three Directors:
	Mario J. Gabelli, CFA,	Mario J. Gabelli, CFA,
	Thomas H. Dinsmore, and	Thomas H. Dinsmore, and
	Daniel D. Harding	Daniel D. Harding

Preferred Stockholders, voting as a
separate class, vote to elect one Director:
Werner J. Roeder

Other Business	Common and Preferred Stockholders, voting together as a single class

2

PROPOSAL: TO ELECT FOUR (4) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board consists of ten Directors, eight of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Mario J. Gabelli, CFA, Thomas H. Dinsmore, Daniel D. Harding, and Werner J. Roeder have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualify. Each of the Directors of the Fund has served in that capacity since the June 5, 1989 organizational meeting of the Fund, with the exception of Mr. Colavita, who became a Director of the Fund on November 15, 1989, Mr. Zizza, who became a Director of the Fund on April 24, 1991, Mr. van Ekris who became a Director of the Fund on February 11, 1992, Dr. Werner J. Roeder who became a Director of the Fund on August 15, 2001 and Messrs. Dinsmore and Harding, who became Directors of the Fund on November 18, 2015. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser, with the exception of Mr. Dinsmore, who only serves as a Director of this Fund. The classes of Directors are indicated below:

Nominees to Serve Until 2019 Annual Meeting of Stockholders

Mario J. Gabelli, CFA

Thomas H. Dinsmore

Daniel D. Harding

Werner J. Roeder

Directors Serving Until 2018 Annual Meeting of Stockholders

E. Val Cerutti

Dugald A. Fletcher

Anthony R. Pustorino

Directors Serving Until 2017 Annual Meeting of Stockholders

Anthony J. Colavita

Anthonie C. van Ekris

Salvatore J. Zizza

Under the Fund’s Articles of Amendment and Restatement, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita and Dr. Roeder are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. Colavita’s term as Director is scheduled to expire at the Fund’s 2017 Annual Meeting of Stockholders. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Dr. Roeder to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.

3

Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), four of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director

INTERESTED DIRECTOR/NOMINEE(4):

Mario J. Gabelli, CFA		Chairman, Chief Executive	Director of Morgan Group	29
Chairman and	Since 1989*	Officer, and Chief Investment	Holdings, Inc. (holding
Chief Investment Officer		Officer – Value Portfolios of	company); Chairman of the
Age: 73		GAMCO Investors, Inc. and	Board and Chief Executive
		Chief Investment Officer – Value	Officer of LICT Corp.
		Portfolios of Gabelli Funds,	(multimedia and communication
		LLC and GAMCO Asset	services company); Director of
		Management Inc.; Director/Trustee	CIBL, Inc. (broadcasting and
		or Chief Investment Officer of other	wireless communications); Director
		registered investment companies in	of ICTC Group, Inc.
		the Gabelli/GAMCO Fund	(communications); Director of RLJ
		Complex; Chief Executive Officer	Acquisition, Inc. (blank check
		of GGCP, Inc.; Chief Executive	company) (2011-2012)
Officer and Chairman of the Board
of Associated Capital Group, Inc.

Thomas H. Dinsmore		Portfolio Manager of closed-end funds	—	1
Director	Since	within the Gabelli/GAMCO Fund
Age: 62	November 2015*	Complex; Former Chairman and
Chief Executive Officer of the
Bancroft Fund Ltd. and Ellsworth
Growth and Income Fund Ltd. (1996-
2015); Member of the Executive
Committee of the Closed-End Fund
Association

INDEPENDENT DIRECTORS/NOMINEES(5):

E. Val Cerutti		Chief Executive Officer of	Director of LGL Group, Inc.	7
Director	Since 1989**	Cerutti Consultants, Inc.	(diversified manufacturing)
Age: 76			(1990-2009)

Anthony J. Colavita(6)(7)		President of the law firm of	—	36
Director	Since 1989***	Anthony J. Colavita, P.C.
Age: 80

Dugald A. Fletcher		President, Fletcher &	—	2
Director	Since 1989**	Company, Inc.
Age: 86

Daniel D. Harding		Managing General Partner of the	—	3
Director	Since	Global Equity Income Fund, a
Age: 63	November 2015*	private investment fund (since
2005); Director of TRC, a private
asset management firm (since
2013); General Partner of Latitude
Capital LLC, a private investment
firm (since 2008); Director of Legg
Mason Investment Counsel, LLC
and Chair of Investment
Committee (from 2010 to 2012)

Anthony R. Pustorino		Certified Public Accountant;	Director of LGL Group,	13
Director	Since 1989**	Professor Emeritus, Pace	Inc. (diversified manufacturing)
Age: 90		University	(2004-2011)

Werner J. Roeder(6)		Practicing private physician;	—	23
Director	Since 2001*	Former Medical Director of
Age: 75		Lawrence Hospital (1999-2014)

Anthonie C. van Ekris(7)		Chairman and Chief Executive	—	22
Director	Since 1992***	Officer of BALMAC
Age: 81		International, Inc. (global import/
export company)

4

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director

Salvatore J. Zizza(7)(8)		President of Zizza & Associates	Director and Vice Chairman of	30
Director	Since 1991***	Corp. (private holding company);	Trans-Lux Corporation (business
Age: 70		Chairman of Harbor Diversified, Inc.	services); Director and Chairman of
		(pharmaceuticals); Chairman of	Harbor Diversified Inc.
		BAM (semiconductor and aerospace	(pharmaceuticals); Director, Chairman,
		manufacturing); Chairman of Bergen	and CEO of General Employment
		Cove Realty Inc.; Chairman of	Enterprises (staffing services)
		Metropolitan Paper Recycling Inc.	(2009-2012)
(recycling) (2005-2014)

OFFICERS:
Term of
Office and
Name, Position(s),	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(9)	During Past Five Years

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988;
President	Since 1988	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex;
Age: 64		Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors,
Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton
Advisors, Inc. 1998-2008

Agnes Mullady		President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015;
Treasurer	Since 2006	Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO
Age: 57		Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango		Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment
Secretary and Vice President	Since 2013	companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all
Age: 43		closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate
Vice President within the Corporate Compliance Department of New York Life Insurance
Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz		Chief Compliance Officer of all of the registered investment companies within the
Chief Compliance Officer	Since 2013	Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA
Age: 56		Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset
Management, 2004-2011

Laurissa M. Martire		Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund
Vice President and	Since 2004	Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003
Ombudsman
Age: 39

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2015.

(6)	Directors/Nominees elected solely by holders of the Fund’s Preferred Stock.

(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are part of the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(9)	Each officer will hold office for an indefinite term until the date he or she resigns or until his or her successor is elected and qualifies.

*	Nominee to serve, if elected, until the Fund’s 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

**	Term continues until the Fund’s 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

***	Term continues until the Fund’s 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

5

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Directors/Nominees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art & Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Thomas H. Dinsmore, CFA. Mr. Dinsmore is a portfolio manager of other funds in the Gabelli/GAMCO Fund Complex, including the Bancroft Fund Ltd., which he has been managing since 1996, and the Ellsworth Growth and Income Fund Ltd., which he co-founded and has been managing since 1996. From 1996 to 2015, he was Chairman and Chief Executive Officer of Dinsmore Capital Management. He is a member of the Executive Committee of the Closed-End Fund Association and formerly served as its president. Mr. Dinsmore received a Bachelor’s degree in Economics from the Wharton School of Business at the University of Pennsylvania and an M.A. degree in Economics from Fairleigh Dickinson University.

Independent Directors/Nominees

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the Fund’s ad hoc Proxy Voting Committee and serves on the board of other funds in the Gabelli/GAMCO Fund Complex. He formerly served as a director of LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance

6

Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and Juris Doctor from Fordham University School of Law.

Dugald A. Fletcher. Mr. Fletcher is President of Fletcher & Company. He is a member of the Fund’s ad hoc Pricing Committee and serves on the board of another fund in the Fund Complex. Mr. Fletcher served as President and director of Baker Weeks & Co., Inc., a NYSE member firm; Senior Vice President of Booz-Allen & Hamilton, Inc., a management consulting firm, President of Booz-Allen Acquisition Services; director of Paine Webber, Inc.; Executive Vice President of Paine, Webber, Jackson and Curtis, Inc.; and Advisor to the Gabelli/Rosenthal LP, a leveraged buyout fund. His industrial experience includes Chairman of Keller Industries, Inc., a building and consumer products company; Chairman of Binnings Building Products, Inc.; and various positions with the United States Steel Corporation. He previously served as director of a venture capital firm. Mr. Fletcher received his Bachelor’s degree from Harvard College, AB, and M.B.A. from Harvard Business School.

Daniel D. Harding, CFA. Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. He is also General Partner of Latitude Capital LLC, a private investment firm specializing in asset backed lending and tax lien securities. Mr. Harding serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner, he was a Trust Investment Officer at American National Bank and a partner and associate for the Rockefeller Family Office. He is a director of TRC, a private asset management firm, and was a director of Legg Mason Investment Counsel, LLC and chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations, and Ocean Reef Medical Center Foundation. He received his undergraduate degree from Colgate University, and is a CFA and CIC charterholder.

Anthony R. Pustorino, CPA. Mr. Pustorino is a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is the Lead Independent Director of the Fund, serves as Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees, and is a member of both multi-fund ad hoc Compensation Committees. He has been designated the Fund’s Audit Committee Financial Expert. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino was a director of LGL Group, Inc., a diversified manufacturing company, and Chairman of its Audit Committee. He was previously the President and shareholder of a CPA firm, and a professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Boards for Public Accountancy and of the CPA Examination Review Board of the National Association of the State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor’s degree in Business from Fordham University and M.B.A. from New York University.

Werner J. Roeder, M.D. Dr. Roeder is a practicing private physician with over forty-five years of experience and former Medical Director of Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and is Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

7

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits._ In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors, other than Messrs. Mario J. Gabelli and Thomas H. Dinsmore are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

8

Beneficial Ownership of Shares held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and nominee for election as Director.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Director/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli	E	E
Thomas H. Dinsmore	A	E

INDEPENDENT DIRECTORS/NOMINEES:
E. Val Cerutti	A	E
Anthony J. Colavita	E	E
Dugald A. Fletcher	E	E
Daniel D. Harding	C	E
Anthony R. Pustorino	C	E
Werner J. Roeder	E	E
Anthonie C. van Ekris	B	E
Salvatore J. Zizza	C	E
* Key to Dollar Ranges
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000
All shares were valued as of December 31, 2015.

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

9

Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Director/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli	1,506,975	10.7%
	4,200 Preferred Stock(4)	*
Thomas H. Dinsmore	0	*

INDEPENDENT DIRECTORS/NOMINEES:
E. Val Cerutti	0	*
	5,000 Preferred Stock	*
Anthony J. Colavita	82,490(5)	*
	800 Preferred Stock(6)
Dugald A. Fletcher	13,998	*
	1,000 Preferred Stock
Daniel D. Harding	10,000	*
Anthony R. Pustorino	6,451(7)	*
Werner J. Roeder	80,232	*
Anthony C. van Ekris	361	*
Salvatore J. Zizza	1,000 Preferred Stock	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	372	*
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes 12.1% of the total Common Stock outstanding and 1.2% of the total Preferred Stock outstanding.

(3)	Comprised of 426,427 shares of Common Stock owned directly by Mr. Gabelli, 10,000 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,070,548 shares of Common Stock owned by Associated Capital Group, Inc. or its affiliates.

(4)	All 4,200 shares of Preferred Stock are owned by Associated Capital Group, Inc. or its affiliates.

(5)	Includes 71,759 shares of Common Stock owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.

(6)	All 800 shares of Preferred Stock are owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.

(7)	Includes 3,109 shares of Common Stock owned by Mr. Pustorino’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Director/Nominee(1)	Director/Nominee	Company	Title of Class	Interests(1)	Class(2)

Anthony J. Colavita	Same	LGL Group, Inc.	Common Stock	$ 4,936	*
Anthony J. Colavita	Same	LGL Group, Inc.	Warrants	$ 67	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$ 893,574	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$ 540,974	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$ 134,400	*
Anthonie C. van Ekris	Same	LGL Group, Inc.	Common Stock	$ 5,920	*
Anthonie C. van Ekris	Same	LGL Group, Inc.	Warrants	$ 80	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$ 31,200	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$ 360	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$ 52	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,140,593	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$ 288,631	*

(1)	This information has been furnished as of December 31, 2015.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Director an annual retainer of $3,000 plus $750 for each Board meeting

10

attended. Each Independent Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2015 amounted to $55,469. During the fiscal year ended December 31, 2015, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 24, 2016. The Audit Charter is available in the Closed-End Funds – Corporate Goverance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2015, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 22, 2016, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2015, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPAAU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

11

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2015.

Submitted by the Audit Committee of the Fund’s Board of Directors

Anthony R. Pustorino, Chairman

Anthony J. Colavita

Salvatore J. Zizza

February 22, 2016

The Audit Committee met two times during the fiscal year ended December 31, 2015. The Audit Committee is composed of three of the Fund’s Independent Directors, Messrs. Colavita, Pustorino (Chairman), and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Pustorino has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Directors has a Nominating Committee composed of three of the Fund’s Independent Directors, Messrs. Colavita (Chairman), Roeder, and Zizza. The Nominating Committee met twice during the fiscal year ended December 31, 2015. Each Nominating Committee member is an Independent Director as determined under guidelines of the NYSE. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders.

The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Director qualification requirements that can be found in the Fund’s Bylaws and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Directors. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Directors may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Director must not be an "interested person" of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a stockholder beneficially

12

owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s Bylaws also provide that a majority of the Directors then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Director or the free flow of information among Directors or between the Fund’s adviser and the Board. Reference is made to the Fund’s Bylaws for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”

The Board of Directors adopted a Nominating Committee charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Goverance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.

Receipt of Communications

Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Convertible and Income Securities Fund Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, stockholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the Meeting. No Directors or nominees for election as Director attended the Fund’s annual meeting of stockholders held on May 11, 2015.

13

The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2015.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Directors*

INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli
Chairman and
Chief Investment Officer	$ 0	$ 0	(0)
Thomas H. Dinsmore
Director	$ 0	$ 0	(0)

INDEPENDENT DIRECTORS/NOMINEES:
E. Val Cerutti
Director	$ 6,000	$ 40,000	(7)
Anthony J. Colavita
Director	$10,000	$ 410,000	(36)
Dugald A. Fletcher
Director	$ 6,000	$ 23,000	(2)
Daniel D. Harding
Director	$ 1,500	$ 52,750	(3)
Anthony R. Pustorino
Director	$11,000	$ 204,500	(13)
Werner J. Roeder
Director	$ 6,969	$ 187,566	(23)
Anthonie C. van Ekris
Director	$ 6,000	$ 195,500	(22)
Salvatore J. Zizza
Director	$ 8,000	$ 317,500	(30)

OFFICER:
Laurissa Martire	$75,000
Ombudsman

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2015, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present in person or represented by proxy at the Meeting, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

14

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2016. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2015. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2014 and 2015, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees	Tax Fees*	All Other Fees

2014	$36,539	$7,500	$4,500	—
2015	$37,635	—	$4,635	—

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2014 and December 31, 2015 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2014 and 2015, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

15

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received, if any, for the fiscal year ended December 31, 2015, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Directors) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, stockholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Director, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2016.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

16

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their discretion.

STOCKHOLDER NOMINATIONS AND PROPOSALS

All proposals by stockholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Stockholders to be held in 2017 (the “2017 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2017 proxy statement and 2017 proxy relating to that meeting no later than November 29, 2016. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2017 Annual Meeting, the stockholder notice (and information summarized below and described fully in the Fund’s Bylaws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 10, 2016 and no later than January 9, 2017; provided, however, that if the 2017 Annual Meeting is to be held on a date that is earlier than April 14, 2017 or later than June 3, 2017, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

In order for a stockholder of record to propose a nominee for Director, such stockholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the stockholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the stockholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Director of the Fund, the nominee’s consent to serve as a Director if elected and the nominee’s satisfaction of the Director qualifications set forth in the Fund’s Bylaws. If requested by the Nominating Committee, the proposing stockholder will need to also submit a completed and signed director’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the Bylaws.

The foregoing description of the procedures for a stockholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s Bylaws, including the provisions that concern the requirements for stockholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Bylaws to a stockholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any stockholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s Bylaws.

17

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

March 29, 2016

18

This Page Was Intentionally Left Blank.

This Page Was Intentionally Left Blank.

This Page Was Intentionally Left Blank.

GCV-PS-2016

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E07177-P75373	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
COMMON STOCKHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Thomas H. Dinsmore, CFA
	03)	Daniel D. Harding, CFA

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E07178-P75373

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 9, 2016, at 9:00 A.M., and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E07179-P75373	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SERIES B PREFERRED STOCKHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line below.

1.	To elect four (4) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Thomas H. Dinsmore, CFA
	03)	Daniel D. Harding, CFA
	04)	Werner J. Roeder, MD

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E07180-P75373

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 9, 2016, at 9:00 A.M., and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.